EXHIBIT 99

CERTIFICATION PURSUANT TO
TITLE 18, UNITED STATES CODE, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AirNet Systems, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel E. Biggerstaff, Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel E. Biggerstaff *

Joel E. Biggerstaff

Title: Chairman of the Board, Chief Executive Officer, and President

Dated: March 26, 2003

* A signed original of this written statement required by Section 906 has been provided to Airnet Systems, Inc. and will be retained by Airnet Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
TITLE 18, UNITED STATES CODE, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AirNet Systems, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Sumser, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William R. Sumser *

William R. Sumser

Title: Chief Financial Officer, Treasurer, Secretary and Vice President, Finance

Dated: March 26, 2003

* A signed original of this written statement required by Section 906 has been provided to Airnet Systems, Inc. and will be retained by Airnet Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.